Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES RECORD FOURTH QUARTER AND FULL YEAR 2025 FINANCIAL RESULTS

Achieved record revenue, operating income and adjusted EBITDA in the fourth quarter

Signed long-term license agreement with Disney; two of the largest OTT providers now under license

Reduced debt by $60 million and repurchased $20 million of common stock in 2025

SAN JOSE, Calif. – February 23, 2026 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the fourth quarter and full year ended December 31, 2025.

“We finished the year with strong momentum, delivering record fourth-quarter revenue of $182.6 million, along with quarterly records in operating income and adjusted EBITDA,” said Paul E. Davis, chief executive officer of Adeia. “During the quarter, we signed nine deals, including four with new customers. Notably, we entered into a significant long-term license agreement with Disney, resolving all outstanding litigation and underscoring the strength and broad applicability of our media portfolio. Additional new agreements included two other OTT customers and a consumer electronics customer in Japan, while the remaining deals consisted of Pay-TV and consumer electronics renewals, as well as a hybrid bonding prototype development agreement with an existing semiconductor customer. These results reflect both the breadth of our opportunity pipeline and our continued strong execution. Building on the momentum at the end of 2025 we have had a strong start to 2026, including signing a new multi-year license agreement with Microsoft in January, for access to our media portfolio.”

“The past year was exceptional, both financially and operationally,” continued Davis. “We are very pleased that our record annual revenue, and excellent operating income and adjusted EBITDA, all exceeded the high end of our guidance range. We signed 26 agreements across a diverse customer base spanning OTT, semiconductors, consumer electronics, Pay-TV and e-commerce. As we continue to expand our customer base, a record 12 of the 26 deals in 2025 were with new customers. Our non-Pay-TV recurring revenue grew 22% in 2025, further validating our strategy to diversify our revenue streams. Our award-winning RapidCool™ thermal solution is now being evaluated by multiple technology leaders involved in the AI semiconductor supply chain. We also expanded our IP portfolios by 13% through a combination of internal R&D and strategic tuck-in acquisitions. With the recent realignment of our senior leadership team, we are better positioned for long-term scale and growth.”

Fourth Quarter Financial Highlights

•
Revenue was $182.6 million as compared to $87.3 million in the third quarter of 2025
•
GAAP diluted earnings per share (EPS) was $0.65 and non-GAAP diluted EPS was $0.86
•
GAAP net income was $73.7 million and adjusted EBITDA was $133.9 million
•
Cash flow from operations was $60.0 million
•
Paid down $21.1 million on our term loan
•
Repurchased $10.0 million of our common stock

Full Year 2025 Financial Highlights

•
Revenue was $443.4 million as compared to $376.0 million in 2024
•
GAAP diluted EPS was $0.99 and non-GAAP diluted EPS was $1.65
•
GAAP net income was $111.1 million and adjusted EBITDA was $277.6 million
•
Cash flow from operations was $158.1 million
•
Paid down $60.4 million on our term loan
•
Repurchased $20.0 million of our common stock
•
Non-Pay-TV recurring revenue grew 22% year-over-year

Business Highlights

•
Signed a new long-term license agreement with Disney, a leading OTT provider, for access to our media portfolio
•
Signed 9 deals with 8 media and 1 semiconductor customers, including with 4 new customers
•
Signed a new multi-year license agreement with Major League Baseball, for access to our media portfolio
•
Signed a multi-year renewal with Vodafone, an international Pay-TV operator, for access to our media portfolio
•
Signed a hybrid bonding prototype development agreement with an existing semiconductor customer
•
In January 2026, signed a new multi-year license agreement with Microsoft, for access to our media portfolio

Capital Allocation

During the quarter, the Company made $21.1 million in principal payments towards its term loan, bringing the outstanding balance to $426.7 million as of December 31, 2025.

During the quarter, the Company repurchased $10.0 million of its common stock, representing 0.7 million shares and bringing the remaining amount available under its stock repurchase plan to $160.0 million as of December 31, 2025.

On December 15, 2025, the Company distributed $5.4 million to stockholders of record on November 24, 2025, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on March 30, 2026, to stockholders of record on March 16, 2026.

Financial Outlook

The Company’s full year 2026 outlook is as follows:

Category (in millions, except for tax rate)	2026 GAAP Outlook	2026 Non-GAAP Outlook
Revenue	$395.0 − 435.0	$395.0 − 435.0
Operating expenses (1)	$295.0 − 305.0	$184.0 − 192.0
Interest expense	$34.0 − 36.0	$34.0 − 36.0
Other income	$5.5 − 6.5	$5.5 − 6.5
Tax rate	20%	21%
Net income (2)	$57.2 − 80.4	$144.2 − 168.7
Adjusted EBITDA (2)	N/A	$213.4 − 245.4
Diluted shares outstanding	114.0 − 115.0	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses.

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA).

Conference Call Information

The Company will hold its fourth quarter 2025 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, February 23, 2026. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q4 2025 Earnings Call Webcast. A live and replay webcast will be available on the Adeia Investor Relations website at https://investors.adeia.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, and failure to attract or retain employees, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenue	$182,642	$119,168	$443,386	$376,024
Operating expenses:
Research and development	19,155	16,049	67,519	59,598
Selling, general and administrative	34,053	27,894	119,534	103,443
Amortization expense	14,194	13,934	56,621	70,721
Litigation expense	6,486	3,809	24,709	13,653
Total operating expenses	73,888	61,686	268,383	247,415
Operating income	108,754	57,482	175,003	128,609
Interest expense	(9,440)	(12,310)	(40,359)	(52,539)
Other income and expense, net	1,657	1,311	6,279	5,570
Loss on debt extinguishment	—	—	—	(453)
Income before income taxes	100,971	46,483	140,923	81,187
Provision for income taxes	27,260	10,455	29,848	16,564
Net income	$73,711	$36,028	$111,075	$64,623
Net income per share:
Basic	$0.68	$0.33	$1.02	$0.59
Diluted	$0.65	$0.32	$0.99	$0.57
Weighted average number of shares used in per share calculations:
Basic	109,173	109,113	108,845	108,647
Diluted	112,954	113,597	112,747	113,061

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$73,136	$78,825
Marketable securities	63,597	31,567
Total cash, cash equivalents, and marketable securities	136,733	110,392
Accounts receivable, net	28,631	34,145
Unbilled contracts receivable	129,829	104,047
Other current assets	8,765	9,792
Total current assets	303,958	258,376
Long-term unbilled contracts receivable	49,499	62,767
Property and equipment, net	6,113	6,278
Operating lease right-of-use assets	8,177	9,322
Intangible assets, net	303,456	301,177
Goodwill	313,660	313,660
Long-term income tax receivable	—	112,441
Other long-term assets	54,440	33,940
Total assets	$1,039,303	$1,097,961
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$4,827	$8,045
Accrued liabilities	34,250	24,517
Current portion of long-term debt, net	20,975	21,021
Deferred revenue	19,726	19,523
Total current liabilities	79,778	73,106
Deferred revenue, less current portion	49,975	64,555
Long-term debt, net	397,479	454,435
Noncurrent operating lease liabilities	8,734	9,480
Long-term income tax payable	7,273	84,585
Other long-term liabilities	15,523	15,229
Total liabilities	558,762	701,390
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	128	125
Additional paid-in capital	685,992	648,914
Treasury stock at cost	(297,778)	(255,301)
Accumulated other comprehensive income (loss)	60	(1)
Retained earnings	92,139	2,834
Total stockholders’ equity	480,541	396,571
Total liabilities and stockholders’ equity	$1,039,303	$1,097,961

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Twelve Months Ended
	December 31, 2025	December 31, 2024
Cash flows from operating activities:
Net income	$111,075	$64,623
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	1,960	2,058
Amortization of intangible assets	56,621	70,721
Stock-based compensation expense	34,674	26,641
Deferred income tax and other	33,678	(7,141)
Loss on debt extinguishment	—	453
Amortization of debt issuance costs	3,353	3,475
Other	(462)	(1,573)
Changes in operating assets and liabilities:
Accounts receivable	5,516	6,256
Unbilled contracts receivable	(65,214)	(18,052)
Other assets	(5,505)	7,414
Accounts payable	(2,457)	(372)
Accrued and other liabilities	(776)	3,684
Deferred revenue	(14,377)	54,274
Net cash provided by operating activities	158,086	212,461
Cash flows from investing activities:
Purchases of property and equipment	(1,806)	(1,821)
Purchases of intangible assets	(6,950)	(20,476)
Purchases of short-term investments	(57,301)	(33,175)
Proceeds from sales of investments	1,496	—
Proceeds from maturities of investments	24,300	31,450
Net cash used in investing activities	(40,261)	(24,022)
Cash flows from financing activities:
Principal payments on debt agreements	(60,356)	(114,167)
Payments of dividends	(21,770)	(21,767)
Proceeds from employee stock purchase program and exercise of stock options	2,404	3,247
Repurchases of common stock	(21,335)	(18,706)
Repurchases of common stock for tax withholdings on equity awards	(22,457)	(12,781)
Net cash used in financing activities	(123,514)	(164,174)
Net increase in cash and cash equivalents	(5,689)	24,265
Cash and cash equivalents at beginning of period	78,825	54,560
Cash and cash equivalents at end of period	$73,136	$78,825

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP net income	$73,711	$36,028	$111,075	$64,623

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,544	1,178	5,688	4,206
Selling, general and administrative	7,503	6,307	28,986	22,435
Amortization expense	14,194	13,934	56,621	70,721
Transaction costs recorded in selling, general and administrative	—	—	1,177	1,255
Separation and other related costs recorded in selling, general and administrative (1)	1,464	843	8,177	5,047
Total operating expenses adjustments	24,705	22,262	100,649	103,664
Loss on debt extinguishment	—	—	—	453
Non-GAAP tax adjustment (2)	(1,645)	(5,356)	(25,714)	(26,055)
Non-GAAP net income	$96,771	$52,934	$186,010	$142,685

Diluted earnings per share
	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP diluted earnings per share	$0.65	$0.32	$0.99	$0.57

Adjustments to GAAP diluted earnings per share:
Stock-based compensation expense:
Research and development	0.01	0.01	0.05	0.04
Selling, general and administrative	0.07	0.06	0.26	0.20
Amortization expense	0.13	0.12	0.50	0.63
Transaction costs recorded in selling, general and administrative	—	—	0.01	0.01
Separation and other related costs recorded in selling, general and administrative (1)	0.01	0.01	0.07	0.04
Total operating expenses adjustments	0.22	0.20	0.89	0.92
Loss on debt extinguishment	—	—	—	—
Non-GAAP tax adjustment (2)	(0.01)	(0.05)	(0.23)	(0.23)
Non-GAAP diluted earnings per share	$0.86	$0.47	$1.65	$1.26

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP net income	$73,711	$36,028	$111,075	$64,623

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,544	1,178	5,688	4,206
Selling, general and administrative	7,503	6,307	28,986	22,435
Transaction costs recorded in selling, general and administrative	—	—	1,177	1,255
Separation and other related costs recorded in selling, general and administrative (1)	1,464	843	8,176	5,047
Amortization expense	14,194	13,934	56,621	70,721
Depreciation expense	484	522	1,960	2,058
Interest expense	9,440	12,310	40,359	52,539
Other income and expense, net	(1,657)	(1,311)	(6,279)	(5,570)
Loss on debt extinguishment	—	—	—	453
Provision for income taxes	27,260	10,455	29,848	16,564
Adjusted EBITDA	$133,943	$80,266	$277,611	$234,331

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP operating expenses	$295.0	$305.0
Amortization expense	64.0	65.0
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Total of non-GAAP adjustments	111.0	113.0
Non-GAAP operating expenses	$184.0	$192.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$57.2	$80.4
Amortization expense	64.0	65.0
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Total of non-GAAP operating expenses	111.0	113.0
Non-GAAP tax adjustment (2)	(24.0)	(24.7)
Non-GAAP net income	$144.2	$168.7

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$57.2	$80.4
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Amortization expense	64.0	65.0
Depreciation expense	2.4	2.4
Interest expense	34.0	36.0
Other income	(5.5)	(6.5)
Income tax expense	14.3	20.1
Total of non-GAAP adjustments	156.2	165.0
Adjusted EBITDA	$213.4	$245.4

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.